Exhibit 99.1

First Advantage Completes Acquisition of Sterling Check for $2.2 Billion

Strengthens First Advantage’s global reach

Extends First Advantage’s high-quality and cost-effective background screening, identity, and verification technology solutions for the benefit of both companies’ customers across industry verticals and geographies

Enables increased investment in Artificial Intelligence and next-generation Digital Identification technologies for enhanced customer and applicant experience

ATLANTA, October 31, 2024 – First Advantage Corporation (NASDAQ:FA), a leading global provider of employment background screening, identity, and verification solutions, today announced that it has completed its acquisition of Sterling Check Corp. (the “transaction”). Valued at $2.2 billion, including the assumption of Sterling’s outstanding debt, the acquisition combines industry leading platforms and innovative solutions to deliver an enhanced customer experience while expanding and diversifying First Advantage’s vertical and geographic exposure, creating a more well-balanced portfolio.

“We are thrilled to welcome Sterling’s talented team to First Advantage as we bring together our businesses and shared cultural attributes to meet the needs of our customers and deliver value for our shareholders. With a common focus on exceptional customer service and a commitment to delivering high-quality, cost-effective solutions, we will be able to enhance our value proposition by helping customers hire smarter, onboard faster, and protect their most important assets: people,” said Scott Staples, Chief Executive Officer of First Advantage.

Staples continued, “The acquisition of Sterling positions First Advantage for long-term value creation, unlocking efficiencies and opportunities for additional growth and investment in new technology solutions, including AI-driven automation, while further diversifying our business for increased resilience. Looking forward, we are committed to facilitating a seamless integration of our corporate cultures, continuing to provide world-class solutions to our customers, quickly and effectively executing our synergy plans, and de-leveraging our balance sheet. We look forward to sharing additional details about our go-forward organizational structure and strategy during our upcoming third quarter 2024 earnings call.”

Acquisition Highlights

First Advantage and Sterling offer complementary technology solutions that enable employers across healthcare, retail & e-commerce, transportation, manufacturing, financial services, and other industries to mitigate risk and hire the best talent. First Advantage is dedicated to delivering excellent service and exceptional customer and applicant experiences that are mobile-first, highly intuitive, and data-driven. Customers will benefit from accelerated investment in innovation and access to a broader suite of products and solutions to meet their needs, fueling the growth of the combined company.

Building on pro forma combined revenue of approximately $1.5 billion, the transaction is expected to deliver between $50 million and $70 million in run-rate synergies, implying immediate double-digit EPS accretion on a run-rate synergy basis. The combined company will have greater diversification of revenue across customer segments, industries, and geographies, reducing seasonality and improving resource planning and operational efficiency.

For additional information regarding the transaction, please visit https://fast.fadv.com.

Advisors

J.P. Morgan Securities LLC acted as lead financial advisor to First Advantage. Barclays Bank PLC, BofA Securities, Inc., BMO Capital Markets Corp., Jefferies Finance LLC, RBC Capital Markets, Citizens Capital Markets, HSBC, KKR Capital Markets LLC, Stifel, and Wells Fargo Securities, LLC also served as financial advisors to First Advantage. Simpson Thacher & Bartlett LLP served as First Advantage’s legal counsel in the transaction.

Goldman Sachs & Co. LLC and Citi acted as financial advisors to Sterling. Fried, Frank, Harris, Shriver & Jacobson LLP served as Sterling’s legal counsel in the transaction.

Conference Call Details

First Advantage will discuss the Sterling acquisition in further detail during the Company’s upcoming third quarter 2024 earnings conference call on November 12, 2024 at 8:30 a.m. ET. To participate in the conference call, please dial 800-445-7795 (domestic) or 785-424-1699 (international) approximately ten minutes before the 8:30 a.m. ET start. Please mention to the operator that you are dialing in for the First Advantage third quarter 2024 earnings call or provide the conference code FA3Q24. The call will also be webcast live on the Company’s investor relations website at https://investors.fadv.com under the “News & Events” and then “Events & Presentations” section, where related presentation materials will be posted prior to the conference call. The webcast may be accessed directly at https://event.on24.com/wcc/r/4698641/CBB927EE7939B018AE38DEBC57EF3185.

Following the conference call, a replay of the webcast will be available on the Company’s investor relations website, https://investors.fadv.com.

About First Advantage

First Advantage (NASDAQ: FA) is a leading global provider of employment background screening, identity, and verification solutions. Enabled by its proprietary technology, First Advantage delivers innovative services and insights that help customers mitigate risk and hire the best talent: employees, contractors, contingent workers, tenants, and drivers. Headquartered in Atlanta, Georgia, First Advantage performs screens in over 200 countries and territories. For more information about how to hire smarter and onboard faster with First Advantage, visit the Company’s website at https://fadv.com/.

Forward-Looking Statements

This release and any documents referred to in this release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it is intended that all forward-looking statements that First Advantage makes will be subject to the safe harbor protections created thereby. Forward-looking statements can be identified by forward-looking terminology such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “will” or “would,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements that address First Advantage’s future performance, business strategy, future operations, estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position, anticipated benefits of strategic transactions (including acquisitions and divestitures), and plans and objectives of management (including plans for future cash flow from operations), contained in this release or any documents referred to herein are forward-looking statements. These statements also include, but are not limited to, statements regarding the expected benefits of the transaction to First Advantage and its stockholders. First Advantage has based these forward-looking statements on current expectations, assumptions, estimates and projections. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond First Advantage’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including but not limited to: (i) the effect of the transaction on First Advantage’s business relationships, operating results, and business generally, (ii) risks that the transaction disrupts current plans and operations of First Advantage and potential difficulties in Sterling employee retention as a result of the transaction, (iii) risks related to diverting management’s attention from First Advantage’s ongoing business operations while focusing on integration, (iv) unexpected costs, charges or expenses resulting from the transaction, and (v) the outcome of any legal proceedings that may be instituted against First Advantage or against Sterling related to the transaction. These and other important factors, including those discussed more fully elsewhere in this release and in Sterling’s and First Advantage’s filings with the SEC, including their respective Forms 10-K, 10-Q and 8-K, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and actual results of operations, financial condition, and liquidity, and the development of the industry in which First Advantage operates, may differ materially from the forward-looking statements contained in this release. Any forward-looking statement made in this release speaks only as of the date of such statement. Except as required by law, First Advantage does not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this release.

Investors:

Stephanie Gorman

Vice President, Investor Relations

Investors@fadv.com

(888) 314-9761

Media:
Mariah Mellor

Senior Director, Corporate Communications

Mariah.Mellor@fadv.com

(888) 314-9761